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                              GREEN CENTURY FUNDS

                       Supplement dated September 2, 1997
                   to the Prospectus dated September 11, 1995
              (as Supplemented October 31, 1996 and July 7, 1997)



THE DISCUSSIONS ON PAGES 5 AND 19 REGARDING THE EQUITY FUND'S POLICY WITH RESPECT TO THE VOTING OF SHARES OF THE INDEX PORTFOLIO HELD BY THE EQUITY FUND IS HEREBY CLARIFIED AS FOLLOWS:

The Trustees of the Equity Fund have adopted the following policy with respect to voting shares of the Index Portfolio: Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio.

Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Portfolio, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Portfolio meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.

The Index Portfolio has notified the Equity Fund that the Index Portfolio is seeking the approval of its shareholders of certain proposals to restructure the management of the Index Portfolio, including the approval of a new Management Agreement with a new investment adviser and a new Submanagement Agreement. In accordance with the foregoing procedure, the Trustees have determined that it is appropriate to vote the shares of the Index Portfolio held by the Equity Fund which it is entitled to vote in the same proportion as the vote of all other holders of shares in the Index Portfolio. As of August 28, 1997, the Equity Fund held 1.89% of the shares of the Index Portfolio.